                                                                    EXHIBIT 99.3
APPENDIX A

[BANC OF AMERICA SECURITIES LOGO OMITTED]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

             FFMLT 2005-FF5
                                               COLLATERAL CUTS FOR SUBPRIME POOL

FICO DISTRIBUTION
-----------------
                    Note: Cells in red font are calculations

------------------------------------------------------------------------------------------------------------------------------------
FICO                                        Total Balance                  LTV                                   Adjusted Balance[1]
                                       Amount                  %[2]                                          Amount
------------------------------------------------------------------------------------------------------------------------------------

500.01 - 550                        12,177,489.90              1.58%           > 70.0                   10,063,889.90
                              --------------------------
550.01 - 575                        35,692,503.79              4.62%           > 70.0                   29,763,346.92
                              --------------------------
575.01 - 600                        48,268,443.00              6.25%           > 70.0                   43,156,861.39
                              --------------------------
600.01 - 620                       125,269,258.23             16.23%           > 70.0                  117,686,286.11
                              --------------------------
620.01 - 650                       194,297,588.38             25.17%           > 80.0                   69,809,596.50
                              --------------------------
650.01 - 680                       159,243,753.51             20.63%           > 80.0                   58,989,970.15
                              --------------------------
680.01 - 700                        71,600,611.37              9.28%           > 85.0                   25,100,438.83
                              --------------------------
700.01 - 750                        91,486,574.72             11.85%           > 85.0                   31,696,126.83
                              --------------------------
750.01 - 800                        32,464,123.75              4.21%           > 85.0                   13,610,594.38
                              --------------------------
800 +                                1,336,690.95              0.17%           > 85.0                      639,500.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       771,837,038      100.00%                                                   400,516,611
------------------------------------------------------------------------------------------------------------------------------------
                FICO: Average            651                                     Min:                          540
                              --------------------------                                     ---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO                          WA Loan       WAC   % Covered by   WA FICO   WA LTV   WA DTI   % SFD/   % Owner   % Full   % Cashout
                  %[2]        Balance             Mortgage Ins.                                 PUD     Occ.      Doc       Refi
-----------------------------------------------------------------------------------------------------------------------------------

500.01 - 550     1.30%       148,505.97    7.924        0          545      76.65    41.28     89.75     100      77.31     70.35
                         ----------------------------------------------------------------------------------------------------------
550.01 - 575     3.86%       153,847.00    7.605        0          565      78.76    41.74     89.95    99.59     78.35     70.48
                         ----------------------------------------------------------------------------------------------------------
575.01 - 600     5.59%       165,870.94    7.385        0          589      82.04    41.74     90.82    97.72     75.31     69.49
                         ----------------------------------------------------------------------------------------------------------
600.01 - 620     15.25%      168,372.66    7.034        0          610      83.84    43.93     90.04    98.36     87.15     40.93
                         ----------------------------------------------------------------------------------------------------------
620.01 - 650     9.04%       187,004.42    6.816        0          635      84.07    43.68     89.68    98.7      77.56     37.82
                         ----------------------------------------------------------------------------------------------------------
650.01 - 680     7.64%       204,946.92     6.55        0          664      84.34    43.53     85.73    94.53     75.25     31.92
                         ----------------------------------------------------------------------------------------------------------
680.01 - 700     3.25%       240,270.51    6.421        0          690      84.92    43.07     81.61    96.1      67.84     26.37
                         ----------------------------------------------------------------------------------------------------------
700.01 - 750     4.11%       242,027.98    6.417        0          720      84.91    44.2      80.55    93.82     67.16     19.64
                         ----------------------------------------------------------------------------------------------------------
750.01 - 800     1.76%       253,625.97    6.426        0          769      85.37    42.22     81.3     91.46     64.65     16.93
                         ----------------------------------------------------------------------------------------------------------
800 +            0.08%       222,781.83    5.954        0          803      89.49    45.96     76.72     100      33.33      9.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL           51.89%       194,172.84    6.784        0          651      83.84    43.39     86.8     96.66     75.78     36.96
-----------------------------------------------------------------------------------------------------------------------------------
                  Max:           813
                         ----------------

     Max:           813
            ----------------

DEBT-TO INCOME (DTI) DISTRIBUTION
---------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DTI                 Total Balance                   FICO                Adjusted Balance[1]                 WA Loan        WAC
                   Amount               %[2]                         Amount                      %[2]       Balance
----------------------------------------------------------------------------------------------------------------------------------

< = 20              20,021,730          2.59%     < 550          347,000.00                   0.04%       182,015.73     6.672
                                                                                                        --------------------------
20.001 - 25.00      23,070,973          2.99%     < 550          293,309.27                   0.04%       146,018.82     7.014
                                                                                                        --------------------------
25.001 - 30.00      39,384,172          5.10%     < 575         1,817,226.83                  0.24%       161,410.54     6.896
                                                                                                        --------------------------
30.001 - 35.00      72,747,375          9.43%     < 575         3,209,320.38                  0.42%       172,387.14     6.824
                                                                                                        --------------------------
35.001 - 40.00      84,490,625         10.95%     < 600         7,683,388.68                  1.00%       184,477.35     6.893
                                                                                                        --------------------------
40.001 - 45.00     146,122,038         18.93%     < 625        33,114,288.03                  4.29%       202,947.28     6.841
                                                                                                        --------------------------
45.001 - 50.00     192,384,180         24.93%     < 650        81,580,513.25                 10.57%       210,026.40     6.886
                                                                                                        --------------------------
50.001 - 55.00     193,426,045         25.06%     < 675        90,290,112.69                 11.70%       204,683.65     6.539
                                                                                                        --------------------------
55+                    189,900          0.02%     < 700           189,900.00                  0.02%        94,950.00     6.705
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  771,837,038    100.00%                                   218,525,059     28.31%       194,172.84     6.784
----------------------------------------------------------------------------------------------------------------------------------
                 DTI: Average           43.39                   Min:                                               Max:          58
                              --------------------                          --------------------------------              ----------

------------------------------------------------------------------------------------------------------------------------
DTI              % Covered by     WA FICO    WA LTV     WA DTI     % SFD/ PUD   % Owner Occ. % Full Doc  % Cashout Refi
                  Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------

< = 20                   0            655       81.59      14.55        91.51        93.54       79.43         33.56
                 -------------------------------------------------------------------------------------------------------
20.001 - 25.00           0            640       80.11      23.3         90.81        95.22       71.03         52.6
                 -------------------------------------------------------------------------------------------------------
25.001 - 30.00           0            642       82.35      28.22        90.11        94.49        72.6         42.93
                 -------------------------------------------------------------------------------------------------------
30.001 - 35.00           0            649       83.07      33.06        87.29        96.98       70.02         51.25
                 -------------------------------------------------------------------------------------------------------
35.001 - 40.00           0            651       83.61      38.26        86.08        96.65        66.6         39.98
                 -------------------------------------------------------------------------------------------------------
40.001 - 45.00           0            655       84.99      43.2         90.48        96.87         71          34.45
                 -------------------------------------------------------------------------------------------------------
45.001 - 50.00           0            650       85.6       48.1         84.33        97.44       68.73         36.73
                 -------------------------------------------------------------------------------------------------------
50.001 - 55.00           0            651       82.6       53.43        84.96        96.56       93.38         29.72
                 -------------------------------------------------------------------------------------------------------
55+                      0            633       79.99       58           100          100         100            0
---------------- -------------------------------------------------------------------------------------------------------
TOTAL                    0            651       83.84      43.39        86.8         96.66       75.78         36.96
------------------------------------------------------------------------------------------------------------------------

LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------

----------------------------------------------------------------------------------------------------------------------------
LTV                  Total Balance                    DTI      Adjusted Balance[1]                   WA Loan         WAC
                   Amount                  %[2]                      Amount               %[2]       Balance
----------------------------------------------------------------------------------------------------------------------------

= <  60.00           17,497,398           2.27%    < 50        3,741,500.00           0.48%      152,151.29      6.595
                                                                                                  --------------------------
60.01 - 70.00        28,831,198           3.74%    < 50        3,143,830.00           0.41%      225,243.73      6.464
                                                                                                  --------------------------
70.01 - 80.00       424,067,447          54.94%    < 50        36,995,006.40          4.79%      201,361.56      6.367
                                                                                                  --------------------------
80.01 - 85.00        46,925,017           6.08%    < 50        4,424,845.21           0.57%      193,905.03      7.112
                                                                                                  --------------------------
85.01 - 90.00        89,570,489          11.60%    < 50        6,147,559.75           0.80%      193,456.78      7.208
                                                                                                  --------------------------
90.01 - 95.00        37,506,239           4.86%    < 50        3,546,733.28           0.46%      197,401.26       7.32
                                                                                                  --------------------------
95.01 - 100.00      124,260,126          16.10%    < 50        1,945,977.00           0.25%      174,033.79      7.706
                                                                                                  --------------------------
100+                  3,179,122           0.41%    < 50              0                0.00%      187,007.21       7.22
----------------------------------------------------------------------------------------------------------------------------
TOTAL                  771,837,038      100.00%                         59,945,452       7.77%      194,172.84      6.784
----------------------------------------------------------------------------------------------------------------------------
                 LTV: Average          83.84%          Min:   13%                         Max:                  103.00%
                              ---------------------          ------------                                  -----------------

----------------------------------------------------------------------------------------------------------------------
LTV               % Covered by    WA FICO    WA LTV    WA DTI    % SFD/ PUD   % Owner Occ  % Full Doc  % Cashout Refi
                Mortgage Ins.
-------------------------------------------------------------------------------------------------------------------

= <  60.00            0           628       49.71     39.56       85.7         92.85       70.25         86.56
               ----------------------------------------------------------------------------------------------------
60.01 - 70.00         0           636       65.74     40.32       81.21        96.85       59.83         79.48
               ----------------------------------------------------------------------------------------------------
70.01 - 80.00         0           653       79.42     44.03       86.14        98.43        90.2         26.44
               ----------------------------------------------------------------------------------------------------
80.01 - 85.00         0           615       84.28     42.51       84.73        93.24       66.42         71.34
               ----------------------------------------------------------------------------------------------------
85.01 - 90.00         0           642       89.63     42.61       89.38        85.37       68.11         54.09
               ----------------------------------------------------------------------------------------------------
90.01 - 95.00         0           650       94.42     43.95       84.18        99.33       49.06         68.21
               ----------------------------------------------------------------------------------------------------
95.01 - 100.00        0           666       99.93     43.18       90.13        99.65       47.53         22.21
               ----------------------------------------------------------------------------------------------------
100+                  0           696      102.98     43.77       90.23         100         100            0
-------------------------------------------------------------------------------------------------------------------
TOTAL                 0           651       83.84     43.39       86.8         96.66       75.78         36.96
-------------------------------------------------------------------------------------------------------------------

[1]  Balance of the collateral cut combined with second qualifier, i.e. (LTV),
     FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]  Percent of the Aggregate Principal Balance - calculated automatically.

APPENDIX A

[BANC OF AMERICA SECURITIES LOGO OMITTED]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATE                     Total Balance
                 --------------------------------------------     WA Loan         WAC       % Covered by      WA FICO      WA LTV
                         Amount                  %[2]             Balance                  Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------

California           265,365,811.32             34.38%          318,184.43       6.370           0              662        81.15
------------------------------------------                   ----------------------------------------------------------------------
Florida               50,701,873.88             6.57%           176,661.58       7.011           0              649        84.44
------------------------------------------                   ----------------------------------------------------------------------
Illinois              35,112,961.97             4.55%           179,147.77       7.078           0              641        86.27
------------------------------------------                   ----------------------------------------------------------------------
Texas                 31,413,079.23             4.07%           121,756.12       7.208           0              637        83.24
------------------------------------------                   ----------------------------------------------------------------------
Michigan              28,861,442.10             3.74%           151,902.33       7.227           0              642        86.97
------------------------------------------                   ----------------------------------------------------------------------
New York              27,774,175.64             3.60%           254,808.95       6.988           0              658        84.32
------------------------------------------                   ----------------------------------------------------------------------
Minnesota             27,679,885.15             3.59%           206,566.31       6.845           0              646        85.98
------------------------------------------                   ----------------------------------------------------------------------
Ohio                  24,921,543.15             3.23%           116,455.81       7.307           0              635        89.72
------------------------------------------                   ----------------------------------------------------------------------
North Carolina        21,850,046.85             2.83%           142,810.76       7.011           0              640         88.5
------------------------------------------                   ----------------------------------------------------------------------
Georgia               21,559,902.53             2.79%           158,528.70       6.974           0              642        84.69
------------------------------------------                   ----------------------------------------------------------------------
Maryland              19,140,671.31             2.48%           203,624.16       6.837           0              639        82.04
------------------------------------------                   ----------------------------------------------------------------------
Nevada                19,064,983.08             2.47%           244,422.86       6.552           0              655        81.62
-----------------------------------------------------------------------------------------------------------------------------------
Other                198,390,661.39             25.70%          153,553.14       6.966           0              645        85.17
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771,837,038       100.00%          194,172.84       6.784           0              651        83.84
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
STATE
                    WA DTI    % SFD/ PUD    % Owner Occ     % Full Doc

----------------------------------------------------------------------------------------

California           44.62       83.1          96.42           77.38          33.6
----------------------------------------------------------------------------------------
Florida              42.22       87.76         93.56           76.95          29.42
----------------------------------------------------------------------------------------
Illinois             43.48       82.8          99.1            53.17          54.25
----------------------------------------------------------------------------------------
Texas                40.41       99.51         96.9            66.61          26.56
----------------------------------------------------------------------------------------
Michigan             42.88       85.79         98.59           67.69          51.66
----------------------------------------------------------------------------------------
New York             41.21       51.25         97.12           56.41          49.24
----------------------------------------------------------------------------------------
Minnesota            41.79       92.39         92.8            66.71          55.6
----------------------------------------------------------------------------------------
Ohio                 42.79       93.8          97.86           70.21          46.39
----------------------------------------------------------------------------------------
North Carolina       42.44       97.94         97.44           88.31          23.65
----------------------------------------------------------------------------------------
Georgia              41.44       96.59         94.79           90.03          27.41
----------------------------------------------------------------------------------------
Maryland             43.94       89.87         97.35           83.29          36.35
----------------------------------------------------------------------------------------
Nevada               43.62       95.02         94.85           78.27          27.27
----------------------------------------------------------------------------------------
Other                43.42       90.29         97.57           80.75          37.84
----------------------------------------------------------------------------------------
TOTAL                43.39       86.8          96.66           75.78          36.96
----------------------------------------------------------------------------------------

PRINCIPAL BALANCE
-----------------

-----------------------------------------------------------------------------------------------------------------------------------
                              Total Balance
Scheduled Principal    ---------------------------------------     WA Loan         WAC        % Covered by      WA FICO     WA LTV
Balance                      Amount               %[2]             Balance                   Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------

0 - $50K                   5,463,780.93           0.71%           42,685.79       7.823            0              631       80.51
                       -----------------------                ---------------------------------------------------------------------
$51 - $200K              307,156,359.47          39.80%          123,753.57       7.048            0              640       84.43
                       -----------------------                ---------------------------------------------------------------------
$200.1 - $250K            92,934,285.97          12.04%          224,478.95       6.763            0              650       83.56
                       -----------------------                ---------------------------------------------------------------------
$250.1 - $300K            79,541,856.84          10.31%          275,231.34       6.727            0              648       84.17
                       -----------------------                ---------------------------------------------------------------------
$300.1 - $400K           118,029,038.08          15.29%          347,144.23       6.520            0              656       83.78
                       -----------------------                ---------------------------------------------------------------------
$400.1 - $500K            82,054,096.51          10.63%          448,383.04       6.602            0              656       84.34
                       -----------------------                ---------------------------------------------------------------------
$500.1 - $600K            39,501,844.51           5.12%          541,121.16       6.426            0              670        83.9
                       -----------------------                ---------------------------------------------------------------------
$600.1 - $700K            26,386,907.00           3.42%          659,672.68       6.490            0              682       83.84
                       -----------------------                ---------------------------------------------------------------------
$700.1 - $800K            11,924,850.00           1.54%          745,303.13       6.179            0              686       78.86
                       -----------------------                ---------------------------------------------------------------------
$800.1 - $900K             5,860,268.29           0.76%          837,181.18       6.255            0              701        69.7
                       -----------------------                ---------------------------------------------------------------------
$900.1 - $1000K            1,862,500.00           0.24%          931,250.00       6.251            0              717       64.77
                       -----------------------                ---------------------------------------------------------------------
> $1000K                   1,121,250.00           0.15%        1,121,250.00       6.125            0              717         65
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                            771,837,038    100.00%          194,172.84       6.784            0              651       83.84
-----------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL BALANCE: AVERAGE                192,172.84             MIN:                   21,150.00         MAX:       1,121,250
                                         -------------------               -----------------------------              -------------

---------------------------------------------------------------------------------------------

Scheduled Principal        WA DTI    % SFD/ PUD    % Owner Occ   % Full Doc    % Cashout Refi
Balance
---------------------------------------------------------------------------------------------

0 - $50K                    38.06       84.3          73.73         85.14          34.25
                       ----------------------------------------------------------------------
$51 - $200K                 42.29       90.3          95.8          79.46          35.44
                       ----------------------------------------------------------------------
$200.1 - $250K              43.31       84.64         95.11         75.34          42.64
                       ----------------------------------------------------------------------
$250.1 - $300K              44.48       86.74         95.51         72.75          39.97
                       ----------------------------------------------------------------------
$300.1 - $400K              45.34       83.21         97.63         74.42          40.11
                       ----------------------------------------------------------------------
$400.1 - $500K              44.14       84.28          100          70.5           35.07
                       ----------------------------------------------------------------------
$500.1 - $600K              45.16       74.39         98.68         74.13          30.18
                       ----------------------------------------------------------------------
$600.1 - $700K              41.06       89.84          100          59.8           32.24
                       ----------------------------------------------------------------------
$700.1 - $800K              44.32        100           100          93.71          12.49
                       ----------------------------------------------------------------------
$800.1 - $900K              39.91       85.07          100          57.34          71.67
                       ----------------------------------------------------------------------
$900.1 - $1000K             43.93        100           100           100           49.66
                       ----------------------------------------------------------------------
> $1000K                     39          100           100           100             0
---------------------------------------------------------------------------------------------
TOTAL                       43.39       86.8          96.66         75.78          36.96
---------------------------------------------------------------------------------------------

DOCUMENTATION TYPE
------------------

---------------------------------------------------------------------------------------------------------------------------
Doc Type                 Total Balance
              ---------------------------------------------      WA Loan       WAC      % Covered by   WA FICO     WA LTV
                       Amount                  %[2]             Balance               Mortgage Ins.
---------------------------------------------------------------------------------------------------------------------------

Full Doc           584,880,947.91             75.78%          187,823.04     6.685          0           647       82.52
              --------------------------                   ----------------------------------------------------------------
Stated Doc         177,605,971.37             23.01%          216,857.11     7.114          0           661       88.34
              --------------------------                   ----------------------------------------------------------------
Limited Doc          9,350,118.32              1.21%          222,621.86     6.713          0           661       81.2
              -------------------------------------------------------------------------------------------------------------
TOTAL                      771,837,038       100.00%          194,172.84     6.784          0           651       83.84
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
Doc Type
                WA DTI    % SFD/ PUD   % Owner Occ   % Cashout Refi

--------------------------------------------------------------------

Full Doc        44.03       86.79        95.99           29.36
              ------------------------------------------------------
Stated Doc      41.34       86.8         98.89           61.55
              ------------------------------------------------------
Limited Doc     41.96       87.6         96.32           45.84
              ------------------------------------------------------
TOTAL           43.39       86.8         96.66           36.96
--------------------------------------------------------------------

APPENDIX A

[BANC OF AMERICA SECURITIES LOGO OMITTED]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

PROPERTY TYPE
-------------

-------------------------------------------------------------------------------------------------------------------------
Property Type                Total Balance
                   -----------------------------------     WA Loan       WAC       % Covered by     WA FICO     WA LTV
                            Amount             %[2]        Balance                Mortgage Ins.
-------------------------------------------------------------------------------------------------------------------------

Single Family           524,155,546.57         68%       185,279.44     6.837           0             647       84.07
                   --------------------------         -------------------------------------------------------------------
PUD                     145,813,967.33         19%       216,985.07     6.648           0             654       83.88
                   --------------------------         -------------------------------------------------------------------
2 - 4 Family             37,822,877.20          5%       250,482.63     6.845           0             667       82.53
                   --------------------------         -------------------------------------------------------------------
Condo                    63,873,446.50          8%       198,982.70     6.628           0             663       82.65
                   --------------------------         -------------------------------------------------------------------
Manufactured                171,200.00          0%        85,600.00     7.000           0             614         80
                   ------------------------------------------------------------------------------------------------------
TOTAL                           771,837,038    100%      194,172.84     6.784           0             651       83.84
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
Property Type
                   WA DTI    % Owner Occ   % Cashout Refi   % Full Doc

------------------------------------------------------------------------

Single Family       42.81       97.22           41.5           73.51
                  ------------------------------------------------------
PUD                 44.6        96.74           21.36          83.86
                  ------------------------------------------------------
2 - 4 Family        44.35        92             51.03          58.47
                  ------------------------------------------------------
Condo               44.85       94.64           26.86          86.08
                  ------------------------------------------------------
Manufactured        43.75        100             100            100
                  ------------------------------------------------------
TOTAL               43.39       96.66           36.96          75.78
------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

--------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                     Total Balance
                            ---------------------------------------     WA Loan        WAC      % Covered by    WA FICO
                                     Amount               %[2]          Balance                Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------

Loans > 80 LTV w/o MI            301,440,993.87          39.06%       185,388.07      7.412          0            649
                            --------------------------             -------------------------------------------------------
Other                            470,396,043.73          60.94%       200,253.74      6.382          0            651
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                    771,837,038    100.00%       194,172.84      6.784          0            651
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Mortgage Insurance
                             WA LTV    WA DTI    % Owner Occ   % Cashout Refi  % Full Doc     Is MI down
                                                                                               to 60 LTV
-----------------------------------------------------------------------------------------------------------

Loans > 80 LTV w/o MI        93.78      43.01       94.37           44.82         57.33
                           ------------------------------------------------------------------
Other                        77.48      43.64       98.13           31.93         87.6
-----------------------------------------------------------------------------------------------------------
TOTAL                        83.84      43.39       96.66           36.96         75.78
-----------------------------------------------------------------------------------------------------------

LOAN BALANCE
------------

--------------------------------------------------------------------------------------------------------------------
Loan Purpose                  Total Balance
                        -----------------------------------     WA Loan        WAC       % Covered by    WA. FICO
                              Amount               %[2]         Balance                  Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------

Refinance - Cashout       285,308,973.34          36.96%      199,516.76      6.981            0            633
                        -----------------------            ---------------------------------------------------------
Purchase                  453,813,714.56          58.80%      192,948.01      6.649            0            663
                        -----------------------            ---------------------------------------------------------
Refinance - Rate Term      32,714,349.70          4.24%       169,504.40      6.949            0            638
                        --------------------------------------------------------------------------------------------
TOTAL                        771,837,037.60      100.00%      194,172.84      6.784            0            651
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
Loan Purpose
                         WA. LTV     WA DTI    % SFD/ PUD   % Owner Occ

---------------------------------------------------------------------------

Refinance - Cashout        81.88       42.14       87.16        97.77
                       ----------------------------------------------------
Purchase                   85.17       44.38       85.88        95.94
                       ----------------------------------------------------
Refinance - Rate Term      82.62       40.46       96.42        97.06
                       ----------------------------------------------------
TOTAL                      83.84       43.39       86.8         96.66
---------------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING

-----------------------------------------------------------------------------------------------------------------------------
Lien Status          Total Balance
               -----------------------------------     WA Loan       WAC     % Covered by    WA FICO     WA LTV     WA DTI
                     Amount              %[2]          Balance              Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------

Fixed             80,250,133.98         10.40%       140,543.14     7.250         0            650       82.65       41.09
               -----------------------            ---------------------------------------------------------------------------
2/28             511,397,243.89         66.26%       206,125.45     6.779         0            649       84.36       44.04
               -----------------------            ---------------------------------------------------------------------------
3/27             133,054,495.03         17.24%       187,665.01     6.652         0            651       84.14       42.78
               -----------------------            ---------------------------------------------------------------------------
Other             47,135,164.70         6.11%        220,257.78     6.427         0            669       79.41       41.93
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                    771,837,038   100.00%       194,172.84     6.784         0            651       83.84       43.39
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Lien Status
               % SFD/ PUD   % Owner Occ   % Cashout Refi      Index       Margin

------------------------------------------------------------------------------------

Fixed             89.52        96.55           56.84          0.00           0
              --------------------------------------------              ------------
2/28              86.24        96.53           34.78           6ml         5.764
              --------------------------------------------              ------------
3/27              88.02        96.94           35.3            6ml         5.712
              --------------------------------------------              ------------
Other             84.84        97.52           31.54           6ml         5.337
------------------------------------------------------------------------------------
TOTAL             86.8         96.66           36.96                       5.725
------------------------------------------------------------------------------------

APPENDIX A

[BANC OF AMERICA SECURITIES LOGO OMITTED]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

LIEN STATUS
-----------

----------------------------------------------------------------------------------------------------------------------------
Lien Status              Total Balance
               -----------------------------------------     WA Loan       WAC         % Covered by     WA FICO     WA LTV
                        Amount              %[2]             Balance                  Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------

First Lien          771,837,037.60        100.00%          194,172.84     6.784             0             651       83.84
               -------------------------------------------------------------------------------------------------------------
TOTAL                       771,837,038   100.00%          194,172.84     6.784             0             651       83.84
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
Lien Status
                  WA DTI    % SFD/ PUD    % Owner Occ   % Cashout Refi

------------------------------------------------------------------------

First Lien         43.39       86.8          96.66           36.96
               ---------------------------------------------------------
TOTAL              43.39       86.8          96.66           36.96
------------------------------------------------------------------------

OCCUPANCY TYPE
--------------

-------------------------------------------------------------------------------------------------------------------------
Occupancy Type             Total Balance
                    ------------------------------------     WA Loan      WAC      % Covered by    WA. FICO     WA LTV
                          Amount                %[2]         Balance              Mortgage Ins.
-------------------------------------------------------------------------------------------------------------------------

Primary Residence     746,075,350.61           96.66%      196,801.73    6.770          0            650        83.84
                    -----------------------             -----------------------------------------------------------------
Second Home            3,423,138.57            0.44%       163,006.60    7.065          0            666        84.85
                    -----------------------             -----------------------------------------------------------------
Investment             22,338,548.42           2.89%       137,046.31    7.230          0            684        83.62
                    -----------------------             -----------------------------------------------------------------
TOTAL                         771,837,038    100.00%       194,172.84    6.784          0            651        83.84
-------------------------------------------             -----------------------------------------------------------------

---------------------------------------------------------------------------
Occupancy Type
                      WA DTI    % SFD/ PUD   % Owner Occ   % Cashout Refi

---------------------------------------------------------------------------

Primary Residence      43.45       87.21         100            37.39
                    -------------------------------------------------------
Second Home            35.2        76.56          0             22.28
                    -------------------------------------------------------
Investment             42.53       74.71          0             25.11
                    -------------------------------------------------------
TOTAL                  43.39       86.8         96.66           36.96
---------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------

-------------------------------------------------------------------------------------------------------------------
Prepayment               Total Balance
Charges          -------------------------------------     WA Loan      WAC       % Covered by     WA     WA LTV
at Origination         Amount                %[2]          Balance               Mortgage Ins.    FICO
-------------------------------------------------------------------------------------------------------------------

0 Months           160,119,142.97           20.75%       189,266.13    7.019           0          652     84.81
                 -----------------------              -------------------------------------------------------------
12 Months           43,620,688.68           5.65%        256,592.29    6.913           0          665     83.68
                 -----------------------              -------------------------------------------------------------
24 Months          369,533,121.74           47.88%       201,600.18    6.728           0          648     83.71
                 -----------------------              -------------------------------------------------------------
36 Months          198,564,084.21           25.73%       176,344.66    6.672           0          651     83.34
                 --------------------------------------------------------------------------------------------------
TOTAL                      771,837,038     100.00%       194,172.84    6.784           0          651     83.84
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
Prepayment
Charges         WA DTI      % SFD    % Owner    % Cashout
at Origination              / PUD      Occ        Refi
---------------------------------------------------------

0 Months         42.15      83.67     95.97       40.25
               ------------------------------------------
12 Months        43.86      82.9      92.74       32.11
               ------------------------------------------
24 Months        44.16      87.43     97.11       32.86
               ------------------------------------------
36 Months        42.86      89.02     97.24       43.03
               ------------------------------------------
TOTAL            43.39      86.8      96.66       36.96
---------------------------------------------------------

SECTION 32 LOANS
----------------

------------------------------------------------------------------------------------------------------------------
                        Total Balance
                    --------------------------------   WA Loan      WAC      % Covered by      WA FICO   WA LTV
                      Amount               %[2]        Balance              Mortgage Ins.
------------------------------------------------------------------------------------------------------------------

Section 32 Loans         0                  0
------------------------------------------------------------------------------------------------------------------
Total                     771,837,038
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------

                     WA DTI    % SFD/ PUD    % Owner Occ   % Cashout Refi

---------------------------------------------------------------------------

Section 32 Loans
---------------------------------------------------------------------------
Total
---------------------------------------------------------------------------

TOP 5 MSA                                       TOP 5 ORIGINATORS                              SERVICERS
---------                                       -----------------                              ---------

---------------------------------------      ------------------------------------------       -------------------------------
MSA                        %[2]                    Originator                  %[2]            Servicer              %[2]
                           ----                                                ----                                  ----
---------------------------------------      ------------------------------------------       -------------------------------

LOS ANGELES                       6.73           First Franklin              100.00%             HomEq              100.00%
---------------------------------------      ------------------------------------------       -------------------------------
RIVERSIDE                         5.57
---------------------------------------      ------------------------------------------       -------------------------------
SAN DIEGO                         3.87
---------------------------------------      ------------------------------------------       -------------------------------
SAN BERNARDINO                    3.74
---------------------------------------      ------------------------------------------       -------------------------------
ORANGE  COUNTY                    3.11
---------------------------------------      ------------------------------------------

---------------------------------------

PLEASE PROVIDE LOAN LEVEL DATA FOR THE FOLLOWING ATTRIBUTES

FICO        LTV        WAC         DTI                  PRINCIPAL BALANCE
----        ---        ---         ---                  -----------------